[Scudder Investments logo]

Scudder GNMA Fund

Class AARP and Class S Shares

Annual Report

September 30, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder GNMA Fund	Ticker Symbol	Fund Number
Class AARP	AGNMX	193
Class S	SGINX	393

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Fund's President

Dear Shareholder,

Autumn has historically been an unsettling, uncertain season for investors. This fall seems especially unnerving given the US economy's mixed progress toward recovery, continued threats to America's security and ongoing revelations of accounting abuse in telecom, media, energy and other industries.

We applaud your patience and commitment at this exceptionally difficult time. Stories of executive malfeasance, depressed corporate earnings, anemic business demand for new technology and election year rhetoric can make it challenging for investors to separate fact from fiction. In this environment, we believe the benefit of a well-diversified portfolio, which includes a fixed income component, shows its strength.

In managing Scudder GNMA Fund, we believe that a disciplined, systematic investment strategy can be an effective approach for today's emotional market conditions. Furthermore, over the long term, our investment style has proven to be successful. We are committed to our process and our goal of providing strong long-term results.

As you review your personal investment goals, we believe you will continue to see the merits of entrusting us with your investment dollars. As your needs evolve over time, we encourage you to examine our entire expanding lineup of opportunities to maintain a well-diversified portfolio.

Sincerely,

William F. Glavin, Jr.
President
Scudder GNMA Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary September 30, 2002

Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year
Scudder GNMA Fund - Class AARP	6.47%	8.17%	6.74%	6.08%
Lehman Brothers GNMA Index+	7.37%	8.99%	7.51%	7.27%

	1-Year	Life of Class*
Scudder GNMA Fund - Class S	6.47%	9.38%
Lehman Brothers GNMA Index+	7.37%	10.23%

Sources: Lipper, Inc. and Deutsche Asset Management

* On July 17, 2000, the Fund commenced offering Class S shares. Index returns begin July 31, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 9/30/02	$ 15.44	$ 15.44
9/30/01	$ 15.32	$ 15.32
Distribution Information: Twelve Months: Income Dividends	$ .83	$ .83
September Income Dividend	$ .0615	$ .0615
SEC 30-day Yield**	4.09%	4.09%
Current Annualized Distribution Rate**	4.78%	4.78%

** Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended September 30, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class AARP Lipper Rankings - GNMA Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	44	of	65	67
3-Year	27	of	52	51
5-Year	21	of	40	49
10-Year	21	of	23	88

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment
[] Scudder GNMA Fund - Class AARP [] Lehman Brothers GNMA Index+

Yearly periods ended September 30

Comparative Results
Scudder GNMA Fund		1-Year	3-Year	5-Year	10-Year
Class AARP	Growth of $10,000	$10,647	$12,657	$13,857	$18,050
	Average annual total return	6.47%	8.17%	6.74%	6.08%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,737	$12,947	$14,365	$20,173
	Average annual total return	7.37%	8.99%	7.51%	7.27%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes may vary, expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder GNMA Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder GNMA Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Scott E. Dolan

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

Joined Deutsche Asset Management in 1989 and the fund in 1997.

Over 13 years of investment industry experience.

MS, Boston College.

John Dugenske

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 and the fund in 2002.

Head of Specialty Fixed Income research and sector management: New York.

Over 12 years of investment industry experience.

MSME, University of Illinois.

MBA, University of Illinois.

Sean P. McCaffrey

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 after five years of experience as a fixed income analyst specializing in synthetic GIC bond portfolios at Fidelity Investments.

Senior Portfolio manager for Specialty Fixed Income: New York.

MBA, Yale University.

Joined the fund in 2002.

William Chepolis

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 after 18 years of experience as vice president/portfolio manager and as officer/exchange trader for Norwest Bank Minnesota, N.A. (now Wells Fargo Bank).

BIS, University of Minnesota.

Joined the fund in 2002.

In the following interview, Scott E. Dolan, lead portfolio manager of Scudder GNMA Fund, discusses market conditions and the fund's investment strategy during the 12-month period ended September 30, 2002.

Q: How would you describe the fixed-income environment of the past 12 months?

A: The bond market delivered strong results during the period. Stock market weakness, concerns about corporate accounting scandals and worries about a potential conflict with Iraq sent investors in search of the relative safety of fixed-income assets. Interest rates declined, with rates on two-year Treasuries falling about 1.15 percentage points over the past year, and rates on five-year Treasuries declining 1.25 percentage points.

Corporate profits have remained weak, even as manufacturing activity held steady and consumer spending remained fairly strong. This difficult environment for the corporate bond market led investors to the relatively safer and higher-quality fixed-income assets such as GNMA and Treasury securities.

Q: How did the mortgage market perform during this period?

A: Mortgage rates also declined - from about 6.4 percent to about 5.5 percent, almost a full percentage-point drop.* Currently, mortgage rates are at or near historically low levels. While the weak stock market was helping to keep interest rates in check, the Federal Reserve Board was contributing as well. The Fed cut short-term rates three times between October 2 and December 11, 2001 before leaving rates unchanged during the rest of the period.

* Source: 30-year Freddie Mac rate.

Q: How did the fund perform in this environment?

A: The fund's shares' total return of 6.47 percent was below that of its benchmark, the Lehman Brothers Government National Mortgage Association (GNMA) Index,1 which rose 7.37 percent, while the average GNMA fund as tracked by Lipper, Inc. returned 6.81 percent. The fund's underperformance was partially due to the fact that the portfolio's sensitivity to changes in interest rates is lower than its average peer. In a declining interest-rate environment, this may result in less price appreciation, but it also can help reduce the price declines when interest rates rise. As is often the case, sharply declining interest rates led to an increase in mortgage refinancings by home owners. These "prepayments," as they are known, meant mortgage-backed securities with higher interest rates were being replaced with securities carrying lower interest rates. The high rate of refinancings was also reflected in the very sharp decline in the duration,2 or sensitivity to changes in interest rates, of GNMA portfolios. Over the last three months of the period, for example, the duration of the Lehman Brothers GNMA Index fell from approximately 2.5 years to about three-quarters of a year.

1 The unmanaged Lehman Brothers GNMA Index is a market-valued-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
2 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a one-percentage-point change in market interest rate levels. For example, a duration of 5 means that if interest rates fall one percentage point, the price of a bond should rise by approximately 5%, and that the price should fall by 5% for a one-percentage-point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment.

Q: Will you explain how you manage the fund?

A: We strive to provide high current income and safety of principal. We focus on the fund's allocation between GNMAs and Treasury securities - both of which are backed by the full faith and credit of the US government.* We also do an extensive analysis of prepayment expectations of individual GNMAs. We seek to manage prepayment risk by adjusting the fund's weighting between seasoned, or older, mortgages, which tend to have more predictable prepayment characteristics, and those that have been issued more recently. Over the past year, we have spent most of our time trying to minimize prepayment risk, in part by increasing the fund's holdings of new GNMA securities. These securities tend to have lower prepayment rates than one- and two-year-old securities. At the same time, we have added to the fund's holdings of four- and five-year-old GNMAs, which also have shown to be less responsive to lower mortgage rates. Also, because we do not believe it's possible to consistently predict the direction of interest rates accurately, we keep the duration of the fund equivalent to the Lehman GNMA Index.

* The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

Q: Do you see the refinancing boom ending anytime soon?

A: We think we have a way to go on refinancing. We're in uncharted territory when it comes to the level of mortgage rates and the magnitude of refinancing. In fact, investors have been surprised that prepayments haven't been even faster. But, when you dig into it more deeply, you find that there are capacity constraints in the mortgage banking community: The banks can process only so many loans each month, so prepayment rates would have been even higher if the industry had more capacity. Instead of taking three or four months, it's taking six or seven months for the system to handle all the mortgage refinancing. So, even if we did expect to see higher mortgage rates over the next few months, we would still expect to see a high level of prepayments over the next six months.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government. Each GNMA security represents a pool of mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages early, and investors in mortgage-backed securities are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal on the mortgages underlying GNMA securities tends to be repaid more slowly. However, the value of GNMAs issued previously with coupons that reflect lower prevailing rates - which are now, of course, less attractive to investors - will generally decline, reducing returns to investors. As a result, GNMA funds tend to perform best in environments in which interest rates are not changing significantly.

Q: What's your outlook for the months ahead?

A: We think the lion's share of interest rate declines is behind us, and we think the Fed is going to stay on the sidelines for now. It's a wait-and-see game. First, will the United States go to war with Iraq? Second, will the stock market stage a rebound? Third, what happens to consumer confidence? If the stock market continues to decline, we think there's a good chance interest rates will stay where they are or possibly move lower. Ultimately, the wild card is going to be Iraq and how consumers react. Consumer confidence has held up very well, given what's happened with the stock market. One reason is the increased value of housing and the additional freed-up disposable income from refinancing. But, at some point, that's going to end as interest rates stop moving lower and there are fewer opportunities to refinance. In any case, we expect the fund's exposure to GNMAs to continue to serve investors well, given the securities' relatively high yields and attractive valuations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2002

Sector Diversification	9/30/02	9/30/01

Government National Mortgage Association	93%	87%
US Treasury Obligations	2%	9%
Cash Equivalents, net	5%	4%
	100%	100%

GNMA Coupons*	9/30/02	9/30/01

0-Less than 7%	48%	38%
7-Less than 8%	45%	46%
8% or greater	7%	16%
	100%	100%

* Exclude Cash Equivalents and US Treasury Obligations
Effective Maturity	9/30/02	9/30/01

0-5 years	97%	35%
5-8 years	-	43%
Greater than 8 years	3%	22%
	100%	100%

Sector diversification, coupons and effective maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2002

	Principal Amount ($)	Value ($)
US Treasury Obligations 2.3%
US Treasury Notes
4.375%, 5/15/2007	53,800,000	58,068,277
6.125%, 8/15/2007	39,000,000	45,191,250
Total US Treasury Obligations (Cost $101,281,233)		103,259,527

Government National Mortgage Association 93.0%
5.5% with various maturities until 10/1/2032 (c) (d)	66,000,000	67,112,716
6.0% with various maturities until 10/1/2032 (c) (d)	422,729,608	437,378,026
6.5% with various maturities until 10/1/2032 (c) (d)	1,410,451,585	1,470,371,038
7.0% with various maturities until 10/1/2032 (c)	1,195,155,334	1,255,796,529
7.5% with various maturities until 10/1/2032 (c)	571,126,339	606,527,381
8.0% with various maturities until 10/1/2032 (c) (d)	238,928,571	256,437,012
8.5% with various maturities until 2/15/2031	9,462,734	10,284,127
9.0% with various maturities until 9/15/2030	12,640,903	13,969,173
10.5% with various maturities until 1/20/2021	2,741,958	3,181,099
11.5% with various maturities until 2/15/2016	485,116	568,913
12.0% with various maturities until 7/15/2015	1,351,895	1,606,259
12.5% with various maturities until 8/15/2015	1,196,248	1,428,785
13.0% with various maturities until 7/15/2015	195,380	235,316
13.5% with various maturities until 10/15/2014	205,231	249,476
14.0% with various maturities until 12/15/2014	137,336	166,511
14.5%, 10/15/2014	57,594	71,186
15.0% with various maturities until 10/15/2012	88,275	109,105
16.0%, 2/15/2012	30,788	38,702
Total Government National Mortgage Association (Cost $4,034,027,135)		4,125,531,354

	Shares	Value ($)
Cash Equivalents 9.1%
Scudder Cash Management QP Trust, 1.9% (Cost $406,401,478) (b)	406,401,478	406,401,478

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $4,541,709,846) (a)	104.4	4,635,192,359
Other Assets and Liabilities, Net	(4.4)	(193,624,813)
Net Assets	100.0	4,441,567,546

(a) The cost for federal income tax purposes was $4,541,776,380. At September 30, 2002, net unrealized appreciation for all securities based on tax cost was $93,415,979. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $93,574,009 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $158,030.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) When-issued or delayed delivery securities included.
(d) Mortgage dollar rolls included.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2002
Assets
Investments in securities, at value (cost $4,541,709,846)	$ 4,635,192,359
Receivable for investments sold	812,487,100
Interest receivable	23,983,283
Receivable for Fund shares sold	2,833,572
Total assets	5,474,496,314
Liabilities
Payable for investments purchased	104,338,501
Payable for when-issued and forward delivery securities	626,865,585
Payable for investments purchased - mortgage dollar rolls	296,222,218
Payable for Fund shares redeemed	2,968,935
Accrued management fee	1,437,856
Other accrued expenses and payables	1,095,673
Total liabilities	1,032,928,768
Net assets, at value	$ 4,441,567,546
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	93,482,513
Accumulated net realized gain (loss)	(295,342,970)
Paid-in capital	4,643,428,003
Net assets, at value	$ 4,441,567,546
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($3,986,519,041 / 258,133,568 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.44
Class S Net Asset Value, offering and redemption price per share ($455,048,505 / 29,468,595 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.44

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2002
Investment Income
Income: Interest	$ 234,668,929
Expenses: Management fee	17,191,410
Administrative fee	12,893,596
Trustees' fees and expenses	100,943
Other	88,340
Total expenses, before expense reductions	30,274,289
Expense reductions	(249)
Total expenses, after expense reductions	30,274,040
Net investment income	204,394,889
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	83,346,427
Futures	2,689,398
86,035,825
Net unrealized appreciation (depreciation) during the period on: Investments	(18,972,476)
Futures	32,450
(18,940,026)
Net gain (loss) on investment transactions	67,095,799
Net increase (decrease) in net assets resulting from operations	$ 271,490,688

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income	$ 204,394,889	$ 247,165,618
Net realized gain (loss) on investment transactions	86,035,825	77,564,804
Net unrealized appreciation (depreciation) on investment transactions during the period	(18,940,026)	120,002,866
Net increase (decrease) in net assets resulting from operations	271,490,688	444,733,288
Distributions to shareholders from: Net investment income: Class AARP	(212,174,285)	(227,213,791)
Class S	(23,007,267)	(21,959,309)
Fund share transactions: Proceeds from shares sold	567,041,749	514,351,054
Reinvestment of distributions	148,484,253	151,670,574
Cost of shares redeemed	(583,667,218)	(597,199,469)
Net increase (decrease) in net assets from Fund share transactions	131,858,784	68,822,159
Increase (decrease) in net assets	168,167,920	264,382,347
Net assets at beginning of period	4,273,399,626	4,009,017,279
Net assets at end of period	$ 4,441,567,546	$ 4,273,399,626

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended September 30,	2002[d]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 15.32	$ 14.60	$ 14.61	$ 15.40	$ 15.16
Income (loss) from investment operations: Net investment income	.72[a]	.91[a]	.94	.94	.99
Net realized and unrealized gain (loss) on investment transactions	.23	.72	(.01)	(.79)	.24
Total from investment operations	.95	1.63	.93	.15	1.23
Less distributions from: Net investment income	(.83)	(.91)	(.94)	(.94)	(.99)
Net asset value, end of period	$ 15.44	$ 15.32	$ 14.60	$ 14.61	$ 15.40
Total Return (%)	6.47	11.50	6.62	.99	8.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,987	3,875	3,703	4,216	4,593
Ratio of expenses before expense reductions (%)	.70	.71	.74[b]	.65	.61
Ratio of expenses after expense reductions (%)	.70	.71	.73[b]	.65	.61
Ratio of net investment income (%)	4.76	6.06	6.52	6.25	6.52
Portfolio turnover rate (%)	351[c]	203[c]	264[c]	245[c]	160
[a] Based on average shares outstanding during the period.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .73% and .73%, respectively.
[c] The portfolio turnover rates including mortgage dollar roll transactions were 384%, 231%, 337% and 258% for the periods ended September 30, 2002, 2001, 2000 and 1999, respectively.
[d] As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain (loss) on investment transactions prior to October 1, 2001 are included as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income by $.08, increase net realized and unrealized gain/(loss) per share by $.08, and decrease the ratio of net investment income to average net assets from 5.27% to 4.76%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

Class S
Years Ended September 30,	2002[e]	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.32	$ 14.61	$ 14.45
Income (loss) from investment operations: Net investment income	.72[b]	.91[b]	.19
Net realized and unrealized gain (loss) on investment transactions	.23	.72	.16
Total from investment operations	.95	1.63	.35
Less distributions from: Net investment income	(.83)	(.92)	(.19)
Net asset value, end of period	$ 15.44	$ 15.32	$ 14.61
Total Return (%)	6.47	11.49	2.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	455	399	306
Ratio of expenses (%)	.70	.72	.68c*
Ratio of net investment income (%)	4.76	6.05	6.64*
Portfolio turnover rate (%)	351[d]	203[d]	264[d]
[a] For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.
[b] Based on average shares outstanding during the period.
[c] The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction was .71%.
[d] The portfolio turnover rates including mortgage dollar roll transactions were 384%, 231% and 337% for the periods ended September 30, 2002, 2001 and 2000, respectively.
[e] As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain (loss) on investment transactions prior to October 1, 2001 are included as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income by $.08, increase net realized and unrealized gain/(loss) per share by $.08, and decrease the ratio of net investment income to average net assets from 5.27% to 4.76%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder GNMA Fund (the "Fund") is a diversified series of Scudder Income Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency, or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $295,276,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2003 ($186,029,000), September 30, 2007 ($9,280,000) and September 30, 2008 ($99,967,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (295,276,000)
Unrealized appreciation (depreciation) on investments	$ 93,415,979

In addition, during the year ended September 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 235,181,552

* For tax purposes short-term capital gains distributuions are considered ordinary income distributuions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended September 30, 2002, purchases and sales of investment securities (excluding short-term investments, US treasury securities and mortgage dollar rolls) aggregated $14,023,517,264 and $13,659,419,888, respectively. Purchases and sales of US treasury obligations aggregated $893,477,854 and $1,155,183,594, respectively. Mortgage dollar rolls aggregated $1,419,250,000 and $1,419,250,000, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.400% of the first $5,000,000,000 of the Fund's average daily net assets, 0.385% of the next $1,000,000,000 of such net assets and 0.370% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.40% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.300% of average daily net assets of each class computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Class AARP and S shares of the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the year ended September 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at September 30, 2002
Class AARP	$ 11,625,175	$ 959,838
Class S	1,268,421	110,500
	$ 12,893,596	$ 1,070,338

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended September 30, 2002, totaled $14,004,855 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $249 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2002		Year Ended September 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	26,224,719	$ 399,844,068	21,277,605	$ 320,323,519
Class S	10,948,493	167,197,681	12,970,526	194,027,535
		$ 567,041,749		$ 514,351,054
Shares issued to shareholders in reinvestment of distributions
Class AARP	8,529,730	$ 129,415,929	8,952,574	$ 134,142,865
Class S	1,256,765	19,068,324	1,168,935	17,527,709
		$ 148,484,253		$ 151,670,574
Shares redeemed
Class AARP	(29,565,503)	$ (449,880,054)	(30,914,785)	$ (461,821,938)
Class S	(8,765,183)	(133,787,164)	(9,026,314)	(135,377,531)
		$ (583,667,218)		$ (597,199,469)
Net increase (decrease)
Class AARP	5,188,946	$ 79,379,943	(684,606)	$ (7,355,554)
Class S	3,440,075	52,478,841	5,113,147	76,177,713
		$ 131,858,784		$ 68,822,159

G. Change In Accounting Principle

As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to October 1, 2001, the Fund did not amortize premiums on debt securities. In addition, paydowns on mortgage-backed securities which were included in net realized gain (loss) on investment transactions are included as interest income. The cumulative effect of the accounting change of amortizing premium had no impact on total net assets of the Fund, but resulted in a $829,467 reduction in cost of securities and a corresponding $829,467 increase in net unrealized appreciation, based on securities held by the Fund on October 1, 2001.

The effect of these changes for the year ended September 30, 2002, was to decrease net investment income by $21,784,989, decrease unrealized appreciation by $762,935 and increase net realized gains (losses) by $22,547,924. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes in presentation.

Report of Independent Accountants

To the Trustees of Scudder Income Trust and the Shareholders of Scudder GNMA Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder GNMA Fund (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 27, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (58) Trustee, 1990-present	President, WGBH Educational Foundation; Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	48
Dawn-Marie Driscoll (55) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988); Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee	48
Edgar R. Fiedler (73) Trustee, 1995-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization); Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	48
Keith R. Fox (48) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds); Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)	48
Louis E. Levy (69) Trustee, 2002-present	Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (58) Trustee, 1999-present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and Flora Hewlett Foundation	48
Jean C. Tempel (59) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Venture Partner, Internet Capital Group (network of internet partnership companies) (1993-2000); Directorships: United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)
		48
Carl W. Vogt (66) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000); Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 3 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,4] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
203
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director of Deutsche Asset Management; Trustee, Crossroads for Kids, Inc. (serves at-risk children)	n/a
John E. Dugenske (36) Vice President, 2002-present	Managing Director, Deutsche Asset Management (1998 to present); prior thereto, investment officer and portfolio manager, NISA Investment Advisors	n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President of Deutsche Asset Management	n/a
Kenneth Murphy (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Gary L. French (51) Treasurer, 2002-present	Managing Director of Deutsche Asset Management (2001-present); formerly, President of UAM Fund Services, Inc.	n/a
John R. Hebble (44) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Senior Vice President of Deutsche Asset Management	n/a
Charles A. Rizzo[5] (45) Assistant Treasurer, 2002-present	Senior Vice President of Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director of Deutsche Asset Management (1997-present); formerly, Associate, Dechert (law firm) (1989-1997)	n/a

1 Length of time served represents the date that each Trustee was first elected to a Scudder fund Board. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of a Scudder fund.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland
5 Mr. Rizzo was elected to serve as an officer of the fund on October 7, 2002.

The funds' Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Technology Innovation Fund
Value Funds
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund*
Multicategory/Asset Allocation Funds
Scudder Balanced Fund
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Japanese Equity Fund**
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder GNMA Fund
Scudder High Income Opportunity Fund***
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income Funds
Scudder California Tax-Free Income Fund*
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Index-Related Funds
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund****
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only
** On August 19, 2002, this fund changed its name from Deutsche to Scudder.
*** Formerly Scudder High Yield Opportunity Fund
**** On October 7, 2002, this fund was closed to new investors.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Notes

Notes

Notes

Notes